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                                                                    Exhibit 4.12
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                          RADNOR HOLDINGS CORPORATION
                                   as Issuer,

                             WINCUP HOLDINGS, INC.
                          RADNOR CHEMICAL CORPORATION
                             RADNOR DELAWARE, INC.
                            RADNOR MANAGEMENT, INC.
                              STYROCHEM U.S., LTD.
                               WINCUP TEXAS, LTD.
                              STYROCHEM GP, L.L.C.
                              STYROCHEM LP, L.L.C.
                               WINCUP GP, L.L.C.
                               WINCUP LP, L.L.C.
                        RADNOR MANAGEMENT DELAWARE, INC.
                            STYROCHEM DELAWARE, INC.
                                      and
                          WINCUP EUROPE DELAWARE, INC

                                 as Guarantors

                                      and

                           FIRST UNION NATIONAL BANK
                                   as Trustee

                               ________________

                          THIRD SUPPLEMENTAL INDENTURE

                           Dated as of March 23, 1999

    (Supplementing a Trust Indenture dated as of October 15, 1997 as amended by a First Supplemental Indenture dated as of February 9, 1998, as amended by a Second Supplemental Indenture dated as of January 21, 1999)

                               ________________

                                  $60,000,000

                       10% Series B Senior Notes due 2003

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     THIS THIRD SUPPLEMENTAL INDENTURE, dated as of the 23rd day of March, 1999
(this "Third Supplemental Indenture"), is among RADNOR HOLDINGS CORPORATION, a Delaware corporation (the "Company"), WINCUP HOLDINGS, INC., a Delaware corporation, RADNOR CHEMICAL CORPORATION (formerly known as SP Acquisition Co.), a Delaware corporation, RADNOR DELAWARE, INC., a Delaware corporation, RADNOR MANAGEMENT, INC., a Delaware corporation, STYROCHEM U.S., LTD. (formerly known as StyroChem International, Inc. and StyroChem U.S., Inc.), a Texas limited partnership, WINCUP TEXAS, LTD., a Texas limited partnership, STYROCHEM GP, L.L.C., a Delaware limited liability company, STYROCHEM LP, L.L.C., a Delaware limited liability company, WINCUP GP, L.L.C., a Delaware limited liability company and WINCUP LP, L.L.C., a Delaware limited liability company, (collectively, the "Guarantors"), RADNOR MANAGEMENT DELAWARE, INC., a Delaware corporation, STYROCHEM DELAWARE, INC., a Delaware corporation and WINCUP EUROPE DELAWARE, INC., a Delaware corporation, (collectively, the "New Guarantors") and FIRST UNION NATIONAL BANK, as trustee (the "Trustee").

                                   RECITALS:

     The Company, the Guarantors and the Trustee are parties to a certain Indenture dated October 15, 1997, as amended by a First Supplemental Indenture dated as of February 9, 1998, as amended by a Second Supplemental Indenture dated as of January 21, 1999 (as amended, the "Indenture") relating to the creation by the Company of an issue of $60,000,000 of its 10% Series B Senior Notes, due 2003 (the "Securities");

     Each Guarantor has issued a guarantee of the Securities (collectively, the "Guarantees") pursuant to which the Guarantors have guaranteed, in accordance with Article Thirteen of the Indenture, all Indenture Obligations (as such term is defined in the Indenture); and

     The Company, the Guarantors, the New Guarantors and the Trustee now desire to enter into this Third Supplemental Indenture pursuant to Section 901(vi) of the Indenture, without the consent of the Holders, in order to add the New Guarantors as Guarantors and Restricted Subsidiaries under the Indenture;

     Capitalized terms used herein without definition shall have the meanings given such terms in the Indenture.

         NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and for other good and valuable consideration, it is covenanted and agreed, for the benefit of each other and for the equal and proportionate benefit of the Holders of the Securities issued under the Indenture, as follows:

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                                  ARTICLE ONE

                  JOINDER AND GUARANTEE OF THE NEW GUARANTORS

     Section 101. The New Guarantors hereby absolutely, unconditionally and irrevocably guarantee, on a joint and several basis with the Guarantors, to the Trustee and the Holders, as if each New Guarantor was the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee). This Guarantee shall rank pari passu with any Senior Indebtedness of the New Guarantors and shall be subject in all respects to, and governed by all of the terms and provisions applicable to Guarantees in, the Indenture, including without limitation Article Thirteen thereof.

     Section 102. As of the date hereof, all references to the "Guarantors" in the Indenture shall be deemed to refer collectively to: (i) the Guarantors in existence on the date hereof and (ii) the New Guarantors.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.


                                           RADNOR HOLDINGS CORPORATION


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President

                                           WINCUP HOLDINGS, INC.


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           RADNOR CHEMICAL CORPORATION


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President

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                                           RADNOR DELAWARE, INC.


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


     RADNOR MANAGEMENT, INC.


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           STYROCHEM U.S., LTD.
                                           By:  StyroChem GP, L.L.C.,
                                                its general partner,
                                           By:  Radnor Chemical Corporation,
                                                its sole member


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           WINCUP TEXAS, LTD.
                                           By:  WinCup GP, L.L.C.,
                                                its general partner,
                                           By:  WinCup Holdings, Inc.,
                                                its sole member


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President

                                           STYROCHEM GP, L.L.C.
                                           By: Radnor Chemical Corporation,
                                           its sole member


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President



                                           STYROCHEM LP, L.L.C.
                                           By: Radnor Chemical Corporation,
                                           its sole member


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           WINCUP GP, L.L.C.
                                           By: WinCup Holdings, Inc.,
                                           its sole member


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           WINCUP LP, L.L.C.
                                           By: WinCup Holdings, Inc.,
                                           its sole member


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           RADNOR MANAGEMENT DELAWARE, INC.


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President

                                           STYROCHEM DELAWARE, INC.


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


                                           WINCUP EUROPE DELAWARE, INC.


Attest: /s/ Caroline J. Williamson         By: /s/ Michael T. Kennedy
        -----------------------------          ----------------------------
        Caroline J. Williamson                 Michael T. Kennedy
        Secretary                              President


     FIRST UNION NATIONAL BANK,
     as Trustee


Attest: /s/ Ralph E. Jones                 By: /s/ Alan G. Finn
        -----------------------------          ----------------------------
        Name: Ralph E. Jones                   Alan G. Finn
        Title: Corporate Trust Officer         Assistant Vice President